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                      SECURITIES AND EXCHANGE COMMISSION
                            Washingon, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT



                    Pursuant to section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)                   June 10, 1996


                BLACK HAWK GAMING & DEVELOPMENT COMPANY, INC.
                ---------------------------------------------
            (Exact name of registrant as specified in its charter)


Colorado                           33-57342                   84-1158484
- -------------------------   -----------------------          -------------------
(State or other juris-      (Commission File Number)          I.R.S. Employer
diction of incorporation)                                    Identification No.)

2060 Broadway, Suite 400
Boulder, Colorado                                                 80302
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           (303) 444-0240
                                                              --------------




                                  No Change
        (Former name or former address, if changed since last report)

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Item 5.     Other Events


            At a meeting of the Board of the Directors of the Registrant held on May 28, 1996 it was unanimously approved that the Company sign a Letter of Intent with Jacobs Entertainment, Inc. for a minimum investment of $7 million and up to a maxiumum investment of $14 million in the Registrant's common stock and provide an expansion loan package of up to $20 million. The letter of intent is subject to execution of a definitive agreement on or before July 19, 1996. A copy of the letter of intent is attached and incorporated herein.



Item 7.     Financial Statements and Exhibits



(a).        Financial Statements                  None





            Description                         Exhibit Number                Description
            -----------                         --------------                -----------
            Exhibits filed herewith             99.10A                        Letter of Intent
                                                                              Dated May 29, 1996




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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                      BLACK HAWK GAMING &
                                      DEVELOPMENT COMPANY, INC.



                                      By /s/Stephen R. Roark
                                        --------------------------------------
                                        President and Chief Financial Officer



Date: June 10, 1996
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                                EXHIBIT INDEX


Exhibit
Number                  Exhibit Description                       Page
- -------                 -------------------                       ----
99.10.A                Letter of Intent dated
                           May 29, 1996